Exhibit 21.1
METLIFE, INC.
As of December 31, 2010
Wholly-Owned Active Subsidiaries1
1.	23RD STREET INVESTMENTS, INC. (DE)

2.	334 MADISON EURO INVESTMENTS, INC. (DE)

3.	500 GRANT STREET ASSOCIATES LIMITED PARTNERSHIP (CT)

4.	500 GRANT STREET GP LLC (DE)

5.	85 BROAD STREET LLC (DE)

6.	85 BROAD STREET MEZZANINE LLC (DE)

7.	A.I.G. LIMITED (NIGERIA)

8.	AGENVITA S.R.L. (ITALY)

9.	AHICO FIRST AMERICAN HUNGARIAN INSURANCE COMPANY (ELSO AMERIKAI-MAGYAR BIZTOSITO) ZRT. (HUNGARY)

10.	ALGICO PROPERTIES, LTD. (T&T)

11.	ALICO AKCIONARSKA DRUSTVOZA za ZIVOTNO OSIGURANJE (SERBIA)

12.	ALICO ASIGURARI ROMANIA S.A. (ROMANIA)

13.	ALICO ASSET MANAGEMENT CORP. (JAPAN)

14.	ALICO COMPANIA de SEGUROS de RETIRO, S.A. (ARGENTINA)

15.	ALICO COMPANIA de SEGUROS de VIDA, S.A. (URUGUAY)

16.	ALICO COMPANIA de SEGUROS, S.A. (ARGENTINA)

17.	ALICO COSTA RICA S.A. (COSTA RICA)

18.	ALICO EUROPEAN HOLDINGS LIMITED (IRELAND)

19.	ALICO FUNDS CENTRAL EUROPE SPRAV. SPOL., A.S. (SLOVAKIA)

20.	ALICO GESTORA de FONDOS y PLANOS de PENSIONES S.A. (SPAIN)

21.	ALICO HELLAS SINGLE MEMBER LIMITED LIABILITY COMPANY (GREECE)

22.	ALICO ISLE OF AMN LIMITED (ISLE OF MAN)

23.	ALICO ITALIA S.P.A.

24.	ALICO LIFE INTERNATIONAL LIMITED (IRELAND)

25.	ALICO LIMITED(NIGERIA)

26.	ALICO MANAGEMENT SERVICES LIMITED (UK)

27.	ALICO MEXICO COMPANIA de SEGUROS, S.A. de C.V. (MEXICO)

28.	ALICO NAGASAKI OPERATION YUGEN KAISHA (JAPAN)

29.	ALICO OPERATIONS, INC. (US)

30.	ALICO S.A. (FRANCE)

31.	ALICO SERVICES CENTRAL EUROPE S.R.O. (SLOVAKIA)

32.	ALICO SERVICES, INC. (PANAMA)

33.	ALICO SOCIETATE de ADMINISTRARE a UNUI FOND de PENSII ADMINISTRAT PRIVAT S.A.

34.	ALICO SOLUTIONS S.A.S. (FRANCE)

35.	ALICO TRUSTEES LTD. (UK)

36.	ALICO ZHIVOTOZASTRAHOVAT elno DRUZESTVO EAD (BULGARIA)

37.	ALPHA PROPERTIES, INC. (US)

38.	ALTERNATIVE FUEL I, LLC (DE)

39.	AMCICO POJISTOVNA A.S. (CZECH REPUBLIC)

40.	AMERICAN LIFE HAYAT SIGORTA A.S. (TURKEY)

41.	AMERICAN LIFE INSURANCE COMPANY (US)

[1]	Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

42.	AMERICAN LIFE INSURANCE COMPANY LTD. (PAKISTAN)

43.	AMERICAN LIFE LIMITED (NIGERIA)

44.	AMPLICO LIFE-FIRST AMERICAN POLISH LIFE INSURANCE & REINSURANCE COMPANY, S.A. (POLAND)

45.	AMPLICO POWSZECHNE TOWARTZYSTWO (POLAND)

46.	AMPLICO SERVICES SP Z.O.O. (POLAND)

47.	AMPLICO TOWARTZYSTWO FUNDUSZKY INWESTYCYJNYCH S.A. (POLAND)

48.	AMSLICO POIST’OVNA ALICO A.S. (SLOVAKIA)

49.	BEST MARKET S.A. (ARGENTINA)

50.	BETA PROPERTIES, INC. (US)

51.	BOND TRUST ACCOUNT A (MA)

52.	BORDERLAND INVESTMENT LIMITED (US)

53.	CITYPOINT HOLDINGS II LIMITED (UK)

54.	CML COLUMBIA PARK FUND I LLC (DE)

55.	COMMUNICATION ONE KABUSHIKI KAISHA (JAPAN)

56.	COMPANIA PREVISIONAL METLIFE S.A. (BRAZIL)

57.	CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UK)

58.	CORPORATE REAL ESTATE HOLDINGS, LLC (DE)

59.	CORRIGAN TLP LLC (DE)

60.	COVA LIFE MANAGEMENT COMPANY (DE)

61.	CRB CO., INC. (MA)

62.	DELAWARE AMERICAN LIFE INSURANCE COMPANY (US)

63.	DELTA PROPERTIES JAPAN, INC. (US)

64.	ECONOMY FIRE & CASUALTY COMPANY (IL)

65.	ECONOMY PREFERRED INSURANCE COMPANY (IL)

66.	ECONOMY PREMIER ASSURANCE COMPANY (IL)

67.	ENTERPRISE GENERAL INSURANCE AGENCY, INC. (DE)

68.	ENTRECAP REAL ESTATE II LLC (DE)

69.	EPSILON PROPERTIES JAPAN, INC. (US)

70.	EURO CL INVESTMENTS, LLC (DE)

71.	EURO TI INVESTMENTS LLC (DE)

72.	EURO TL INVESTMENTS LLC (DE)

73.	EXETER REASSURANCE COMPANY, LTD. (BERMUDA)

74.	FEDERAL FLOOD CERTIFICATION CORP (TX)

75.	FINANCIAL LEARNING KABUSHIKI KAISHA (JAPAN)

76.	FIRST HUNGARIAN-AMERICAN INSURANCE AGENCY LIMITED (HUNGARY)

77.	FIRST METLIFE INVESTORS INSURANCE COMPANY (NY)

78.	FUNDACION METLIFE MEXICO, A.C. (MEXICO)

79.	GBN,LLC (US)

80.	GENAMERICA CAPITAL I (DE)

81.	GENAMERICA FINANCIAL, LLC (DE)

82.	GENERAL AMERICAN LIFE INSURANCE COMPANY (MO)

83.	GLOBAL PROPERTIES, INC. (US)

84.	GREATER SANDHILL I, LLC (DE)

85.	GREENWICH STREET CAPITAL OFFSHORE FUND, LTD (VIRGIN ISLANDS)

86.	GREENWICH STREET INVESTMENTS, L.L.C. (DE)

87.	GREENWICH STREET INVESTMENTS, L.P. (DE)

88.	HEADLAND PROPERTIES ASSOCIATES (CA)

89.	HEADLAND-PACIFIC PALISADES, LLC (CA)

90.	HESTIS S.A. (FRANCE)

91.	HOUSING FUND MANAGER, LLC (DE)

92.	HPZ ASSETS LLC (DE)

93.	HYATT LEGAL PLANS OF FLORIDA, INC. (FL)

94.	HYATT LEGAL PLANS, INC. (DE)

95.	INTERNATIONAL INVESTMENT HOLDING COMPANY LIMITED (RUSSIA)

96.	INTERNATIONAL SERVICES INCORPORATED (US)

97.	INTERNATIONAL TECHNICAL AND ADVISORY SERVICES LIMITED (US)

98.	INVERSIONES INTERAMERICANA S.A. (CHILE)

99.	INVERSIONES METLIFE HOLDCO DOS LIMITADA (Chile)

100.	IRIS PROPERTIES, INC. (US)

101.	KAPPA PROPERTIES JAPAN, INC. (US)

102.	KRISMAN, INC. (MO)

103.	LA INTERAMERICANA COMPANIA de SEGUROS de VIDA S.A. (CHILE)

104.	LEGAGROUP S.A.

105.	LEGAL CHILE S.A.

106.	MET AFJP S.A. (ARGENTINA)

107.	MET P&C MANAGING GENERAL AGENCY, INC. (TX)

108.	MET1 SIEFORE, S.A. de C.V. (MEXICO)

109.	MET2 SIEFORE, S.A. de C.V. (MEXICO)

110.	MET3 SIEFORE BASICA, S.A. de C.V. (MEXICO)

111.	MET4 SIEFORE, S.A. de C.V. (MEXICO)

112.	MET5 SIEFORE, S.A. de C.V. (MEXICO)

113.	META SIEFORE ADICIONAL, S.A. de C.V. (MEXICO)

114.	METLIFE ADMINISTRADORA DE FUNDOS MULTIPATROCINADOS LTDA. (BRAZIL)

115.	METLIFE ADVISERS, LLC (MA)

116.	METLIFE AFFILIATED INSURANCE AGENCY LLC (DE)

117.	METLIFE AFORE, S.A. DE C.V. (MEXICO)

118.	METLIFE ASSOCIATES LLC (DE)

119.	METLIFE ASSURANCE LIMITED (UK)

120.	METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)

121.	METLIFE BANK, NATIONAL ASSOCIATION (USA)

122.	METLIFE CANADA/ METVIE CANADA (CANADA)

123.	METLIFE CANADIAN PROPERTY VENTURES LLC (NY)

124.	METLIFE CAPITAL CREDIT L.P. (DE)

125.	METLIFE CAPITAL TRUST IV (DE)

126.	METLIFE CAPITAL TRUST X (DE)

127.	METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)

128.	METLIFE CHILE ADMINISTRADORA DE MUTUOS HIPOTECARIOS S.A. (CHILE)

129.	METLIFE CHILE INVERSIONES LIMITADA (CHILE)

130.	METLIFE CHILE SEGUROS DE VIDA S.A. (CHILE)

131.	METLIFE CREDIT CORP. (DE)

132.	METLIFE DIRECT CO.,LTD. (JAPAN)

133.	METLIFE EUROPE LIMITED (IRELAND)

134.	METLIFE EUROPE R LIMITED (IRELAND)

135.	METLIFE EUROPE SERVICES LIMITED (IRELAND)

136.	METLIFE EUROPEAN HOLDINGS, LLC. (DE)

137.	METLIFE EXCHANGE TRUST I (DE)

138.	METLIFE FUNDING, INC. (DE)

139.	METLIFE GENERAL INSURANCE AGENCY OF MASSACHUSETTS, INC. (MA)

140.	METLIFE GENERAL INSURANCE AGENCY OF TEXAS, INC. (TX)

141.	METLIFE GENERAL INSURANCE LIMITED (AUSTRALIA)

142.	METLIFE GLOBAL HOLDINGS CORPORATION (MEXICO)

143.	METLIFE GLOBAL OPERATIONS SUPPORT CENTER PRIVATE LIMITED(INDIA)

144.	METLIFE GLOBAL, INC. (DE)

145.	METLIFE GREENSTONE SOUTHEAST VENTURES, LLC (DE)

146.	METLIFE GROUP, INC. (NY)

147.	METLIFE HOLDINGS, INC. (DE)

148.	METLIFE INSURANCE AND INVESTMENT TRUST (AUSTRALIA)

149.	METLIFE INSURANCE COMPANY OF CONNECTICUT (CT)

150.	METLIFE INSURANCE LIMITED (AUSTRALIA)

151.	METLIFE INSURANCE LIMITED (UNITED KINGDOM)

152.	METLIFE INSURANCE S.A./NV (BELGIUM)

153.	METLIFE INTERNATIONAL HOLDINGS, INC. (DE)

154.	METLIFE INTERNATIONAL LIMITED, LLC (DE)

155.	METLIFE INVESTMENT ADVISORS COMPANY, LLC (DE)

156.	METLIFE INVESTMENT FUNDS SERVICES LLC (NJ)

157.	METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)

158.	METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)

159.	METLIFE INVESTMENTS PTY LIMITED (AUSTRALIA)

160.	METLIFE INVESTORS DISTRIBUTION COMPANY (MO)

161.	METLIFE INVESTORS GROUP, INC. (DE)

162.	METLIFE INVESTORS INSURANCE COMPANY (MO)

163.	METLIFE INVESTORS USA INSURANCE COMPANY (DE)

164.	METLIFE IRELAND HOLDINGS ONE LIMITED (IRELAND)

165.	METLIFE IRELAND TREASURY LIMITED (IRELAND)

166.	METLIFE LATIN AMERICA ASESORIAS E INVERSIONES LIMITADA (CHILE)

167.	METLIFE LIMITED (HONG KONG)

168.	METLIFE LIMITED (UNITED KINGDOM)

169.	METLIFE MEXICO CARES, S.A. DE C.V. (MEXICO)

170.	METLIFE MEXICO S.A. (MEXICO)

171.	METLIFE MEXICO SERVICIOS, S.A. DE C.V. (MEXICO)

172.	METLIFE NC LIMITED (IRELAND)

173.	METLIFE PENSIONES MEXICO S.A. (MEXICO)

174.	METLIFE PENSIONS TRUSTEES LIMITED (UK)

175.	METLIFE PLANOS ODONTOLOGICOS LTDA. (BRAZIL)

176.	METLIFE PRIVATE EQUITY HOLDINGS, LLC (DE)

177.	METLIFE PROPERTIES VENTURES, LLC (DE)

178.	METLIFE PROPERTY VENTURES CANADA ULC (CANADA)

179.	METLIFE REAL ESTATE CAYMAN COMPANY (CAYMAN ISLANDS)

180.	METLIFE REINSURANCE COMPANY OF CHARLESTON (SC)

181.	METLIFE REINSURANCE COMPANY OF SOUTH CAROLINA (SC)

182.	METLIFE REINSURANCE COMPANY OF VERMONT (VT)

183.	METLIFE RENEWABLES HOLDING, LLC (DE)

184.	METLIFE RETIREMENT SERVICES LLC (NJ)

185.	METLIFE SAENGMYOUNG INSURANCE COMPANY LTD. (SOUTH KOREA) - (also known as MetLife Insurance Company of Korea Limited)

186.	METLIFE SECURITIES, INC. (DE)

187.	METLIFE SEGUROS DE RETIRO S.A. (ARGENTINA)

188.	METLIFE SEGUROS DE VIDA S.A. (ARGENTINA)

189.	METLIFE SERVICES (SINGAPORE) PTE LIMITED (SINGAPORE)

190.	METLIFE SERVICES AND SOLUTIONS, LLC (DE)

191.	METLIFE SERVICES EAST PRIVATE LIMITED (INDIA)

192.	METLIFE SERVICES LIMITED (UNITED KINGDOM)

193.	METLIFE SOLUTIONS PTE. LTD. (SINGAPORE)

194.	METLIFE STANDBY I, LLC (DE)

195.	METLIFE TAIWAN INSURANCE COMPANY LIMITED (TAIWAN)

196.	METLIFE TOWARZYSTWO UBEZPIECZEN NA ZYCIE SPOLKA AKCYJNA (POLAND)

197.	METLIFE TOWER RESOURCES GROUP, INC. (DE)

198.	METLIFE WORLDWIDE HOLDINGS, INC. (DE)

199.	METPARK FUNDING, INC. (DE)

200.	METROPOLITAN CASUALTY INSURANCE COMPANY (RI)

201.	METROPOLITAN CONNECTICUT PROPERTIES VENTURES, LLC (DE)

202.	METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI)

203.	METROPOLITAN GENERAL INSURANCE COMPANY (RI)

204.	METROPOLITAN GLOBAL MANAGEMENT, LLC. (DE)

205.	METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI)

206.	METROPOLITAN LIFE INSURANCE COMPANY (NY)

207.	METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED (HONG KONG)

208.	METROPOLITAN LIFE SEGUROS DE VIDA S.A. (URUGUAY)

209.	METROPOLITAN LIFE SEGUROS E PREVIDÊNCIA PRIVADA S.A. (BRAZIL)

210.	METROPOLITAN LLOYDS, INC. (TX)

211.	METROPOLITAN MARINE WAY INVESTMENTS LIMITED (CANADA)

212.	METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI)

213.	METROPOLITAN REINSURANCE COMPANY (U.K.) LIMITED (UNITED KINGDOM)

214.	METROPOLITAN TOWER LIFE INSURANCE COMPANY (DE)

215.	METROPOLITAN TOWER REALTY COMPANY, INC. (DE)

216.	MEX DF PROPERTIES, LLC (DE)

217.	MIDTOWN HEIGHTS, LLC (DE)

218.	MISSOURI REINSURANCE (BARBADOS), INC. (BARBADOS)

219.	ML CAPACITACION COMERCIAL S.A. DE C.V. (MEXICO)

220.	ML/VCC UT WEST JORDAN, LLC (DE)

221.	MLA COMERCIAL, S.A. DE C.V. (MEXICO)

222.	MLA SERVICIOS, S.A. DE C.V. (MEXICO)

223.	MLGP LAKESIDE, LLC (DE)

224.	MLIC ASSET HOLDINGS II LLC (DE)

225.	MLIC ASSET HOLDINGS LLC (DE)

226.	MSV IRVINE PROPERTY, LLC (DE)

227.	MTC FUND I, LLC (DE)

228.	MTC FUND II, LLC (DE)

229.	MTC FUND III, LLC (DE)

230.	MTL LEASING, LLC (DE)

231.	NATILOPORTEM HOLDINGS, INC. (DE)

232.	NEW ENGLAND LIFE INSURANCE COMPANY (MA)

233.	NEW ENGLAND SECURITIES CORPORATION (MA)

234.	NEWBURY INSURANCE COMPANY, LIMITED (BERMUDA)

235.	ONE FINANCIAL PLACE CORPORATION (DE)

236.	ONE MADISON INVESTMENTS (CAYCO) LIMITED (CAYMAN ISLANDS)

237.	PANTHER VALLEY, INC. (NJ)

238.	PARA-MET PLAZA ASSOCIATES (FL)

239.	PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)

240.	PARTNERS TOWER, L.P. (DE)

241.	PILGRIM ALTERNATIVE INVESTMENTS OPPORTUNITY FUND I, LLC (DE)

242.	PJSC ALICO UKRAINE (UKRAINE)

243.	PLAZA DRIVE PROPERTIES LLC (DE)

244.	PLAZA LLC (CT)

245.	PREFCO DIX-HUIT LLC (CT)

246.	PREFCO FOURTEEN LIMITED PARTNERSHIP (CT)

247.	PREFCO IX REALTY LLC (CT)

248.	PREFCO TEN LIMITED PARTNERSHIP (CT)

249.	PREFCO TWENTY LIMITED PARTNERSHIP (CT)

250.	PREFCO VINGT LLC (CT)

251.	PREFCO X HOLDINGS LLC (CT)

252.	PREFCO XIV HOLDINGS LLC (CT)

253.	SAFEGUARD DENTAL SERVICES, INC. (DE)

254.	SAFEGUARD HEALTH PLANS, INC. (CA)

255.	SAFEGUARD HEALTH PLANS, INC. (FL)

256.	SAFEGUARD HEALTH PLANS, INC. (NV)

257.	SAFEGUARD HEALTH PLANS, INC. (TX)

258.	SAFEGUARD HEATLH ENTERPRISES, INC. (DE)

259.	SAFEHEALTH LIFE INSURANCE COMPANY (CA)

260.	SERVICIOS ADMINISTRATIVOS GEN, S.A. DE C.V. (MEXICO)

261.	SPECIAL MULTI-ASSET RECEIVABLES TRUST (DELAWARE)

262.	ST. JAMES FLEET INVESTMENTS TWO LIMITED (CAYMAN ISLANDS)

263.	TEN PARK SPC (CAYMAN ISLANDS)

264.	TH TOWER LEASING, LLC (DE)

265.	TH TOWER NGP, LLC (DE)

266.	THE BUILDING AT 575 FIFTH AVENUE MEZZANINE LLC (DE)

267.	THE BUILDING AT 575 FIFTH LLC (DE)

268.	THE DIRECT CALL CENTRE PTY LIMITED (AUSTRALIA)

269.	THE PROSPECT COMPANY (DE)

270.	THORNGATE, LLC (DE)

271.	TIC EUROPEAN REAL ESTATE LP, LLC (DE)

272.	TLA HOLDINGS II LLC (DE)

273.	TLA HOLDINGS III LLC (DE)

274.	TLA HOLDINGS LLC (DE)

275.	TOWER SQUARE SECURITIES, INC. (CT)

276.	TRAL & CO. (CT)

277.	TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)

278.	TRAVELERS INTERNATIONAL INVESTMENTS LTD. (CAYMAN ISLANDS)

279.	WALNUT STREET SECURITIES, INC. (MO)

280.	WHITE OAK ROYALTY COMPANY (OK)

281.	ZAO ALICO INSURANCE COMPANY (RUSSIA)

282.	ZAO MASTER D (RUSSIA)

283.	ZEUS ADMINISTRATION SERVICES LIMITED (UK)

METLIFE, INC.
As of December 31, 2010
Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock2
1.	ADMINISTRADORA de FONDOS PARA la VIVIENDA INTERCAJAS (CHILE) 40%

2.	ALICO AIG EUROPE, A.I.E. (SPAIN) 50%

3.	ALICO COLOMBIA SEGUROS de VIDA S.A. (COLUMBIA) 94.989811%

4.	ALICO DIRECT (FRANCE) 50%

5.	ALICO MUTUAL FUND MANAGEMENT COMPANY (GREECE) 90%

6.	ALICO PROPERTIES, INC. (US) 51%

7.	AMERICAN LIFE AND GENERAL INSURANCE COMPANY(TRINIDAD AND TOBAGO) LTD. (T&T) 80.92373%

8.	AMERICAN LIFE INSURANCE COMPANY LTD. (PAKISTAN) 66.47%

9.	HELLENIC ALICO LIFE INSURANCE COMPANY LTD. (CYPRUS) 27.5%

10.	HESTIS COURTAGE SARL (FRANCE) 66.06%

11.	HESTIS S.A. (FRANCE) 66.06%

12.	INVERSIONES 601 C.A. (VENEZUELA) 30%

13.	INVERSIONES INVERSEGVEN C.A. (VENEZUELA) 50%

14.	METLIFE INDIA INSURANCE COMPANY LIMITED (26%) (INDIA)

15.	METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS[3] (TX)

16.	PHARAONIC AMERICAN LIFE INSURANCE COMPANY (EGYPT) 84.125%

17.	PILGRIM ALTERNATIVE INVESTMENTS OPPORTUNITY FUND III ASSOCIATES, LLC (67%) (CT)

18.	SEGUROS VENEZUELA C.A. (VENEZUELA) 92.797%

19.	SERVICIOS SEGVECA C.A. (VENEZUELA) 50%

20.	UBB-ALICO ZHIVOTOZASTRAHOVATELNO DRUZESTVO AD (BULGARIA) 40%

21.	SINDICATO EL TRIGAL C.A. (VENEZUELA)

[2]	Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

[3]	Affiliate